UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2009

POZEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31719	62-1657552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Raleigh Road, Suite 400 Chapel Hill, North Carolina	27517
(Address of Principal Executive Offices)	(Zip Code)

(919) 913-1030
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.                                Regulation FD Disclosure.

On December 3, 2009, POZEN Inc., a Delaware corporation (“POZEN”), announced that it will hold an analyst and investor event on Tuesday, December 8, 2009 from 7:30 a.m. to 11:30 a.m. (eastern standard time) at the NASDAQ Marketsite in New York City.  POZEN’s President and Chief Executive Officer, John R. Plachetka, Pharm. D. and other POZEN executives will discuss POZEN’s new strategic focus and outline POZEN’s proprietary pipeline.  In addition, leading medical experts will discuss the increasingly prominent role aspirin can play in a number of diseases and chronic conditions, including the challenges related to aspirin’s gastrointestinal toxicity.  The event will be webcast and archived at POZEN’s website (www.pozen.com).*

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                      Description

99.1	Press Release of POZEN Inc. dated December 3, 2009, POZEN to Host Investor and Analyst Event on December 8, 2009.

* The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POZEN INC.

By:	/s/ William L. Hodges
	Name:	William L. Hodges
	Title:	Chief Financial Officer

Date:  December 3, 2009